UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55765	80-0966998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

For the year ended December 31, 2017, Inland Residential Properties Trust, Inc. (the “Company”) paid cash dividends of approximately $1,621,001 to stockholders of Class A common stock, approximately $364,234 to stockholders of Class T common stock and approximately $75,387 to stockholders of Class T-3 common stock. For income tax purposes only, 100% of the cash dividends to the Class A stockholders, Class T stockholders and Class T-3 stockholders will be treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain) and none will be treated as ordinary dividends or capital gain. The following table denotes the nature of the Company’s monthly cash dividends paid in 2017 for income tax purposes only. All amounts are stated in dollars per share.

Record Date	Distribution Payment Date	Total Cash Dividends (a)	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class A Common Stock:
December 1-31, 2016	January 3, 2017	$0.105874	$—	$—	$0.105874
January 1-31, 2017	February 1, 2017	$0.106164	$—	$—	$0.106164
February 1-28, 2017	March 1, 2017	$0.095890	$—	$—	$0.095890
March 1-31, 2017	April 3, 2017	$0.106164	$—	$—	$0.106164
April 1-30, 2017	May 1, 2017	$0.102740	$—	$—	$0.102740
May 1-31, 2017	June 1, 2017	$0.106164	$—	$—	$0.106164
June 1-30, 2017	July 5, 2017	$0.102740	$—	$—	$0.102740
July 1-31, 2017	August 1, 2017	$0.106164	$—	$—	$0.106164
August 1-31, 2017	September 1, 2017	$0.106164	$—	$—	$0.106164
September 1-30, 2017	October 2, 2017	$0.102740	$—	$—	$0.102740
October 1-31, 2017	November 1, 2017	$0.106164	$—	$—	$0.106164
November 1-30, 2017	December 1, 2017	$0.102740	$—	$—	$0.102740

Class T Common Stock:
December 1-31, 2016	January 3, 2017	$0.085589	$—	$—	$0.085589
January 1-31, 2017	February 1, 2017	$0.085823	$—	$—	$0.085823
February 1-28, 2017	March 1, 2017	$0.077518	$—	$—	$0.077518
March 1-31, 2017	April 3, 2017	$0.085823	$—	$—	$0.085823
April 1-30, 2017	May 1, 2017	$0.083055	$—	$—	$0.083055
May 1-31, 2017	June 1, 2017	$0.085823	$—	$—	$0.085823
June 1-30, 2017	July 5, 2017	$0.083055	$—	$—	$0.083055
July 1-31, 2017	August 1, 2017	$0.085823	$—	$—	$0.085823
August 1-31, 2017	September 1, 2017	$0.085823	$—	$—	$0.085823
September 1-30, 2017	October 2, 2017	$0.083055	$—	$—	$0.083055
October 1-31, 2017	November 1, 2017	$0.085823	$—	$—	$0.085823
November 1-30, 2017	December 1, 2017	$0.083055	$—	$—	$0.083055

Class T-3 Common Stock:
December 1-31, 2016	January 3, 2017	$—	$—	$—	$—
January 1-31, 2017	February 1, 2017	$—	$—	$—	$—
February 1-28, 2017	March 1, 2017	$—	$—	$—	$—
March 1-31, 2017	April 3, 2017	$0.102512	$—	$—	$0.102512
April 1-30, 2017	May 1, 2017	$0.099205	$—	$—	$0.099205
May 1-31, 2017	June 1, 2017	$0.102512	$—	$—	$0.102512
June 1-30, 2017	July 5, 2017	$0.099205	$—	$—	$0.099205
July 1-31, 2017	August 1, 2017	$0.102512	$—	$—	$0.102512
August 1-31, 2017	September 1, 2017	$0.102512	$—	$—	$0.102512
September 1-30, 2017	October 2, 2017	$0.099205	$—	$—	$0.099205
October 1-31, 2017	November 1, 2017	$0.102512	$—	$—	$0.102512
November 1-30, 2017	December 1, 2017	$0.099205	$—	$—	$0.099205

(a)	Distributions paid based on 2016 record dates reflect a 366-day year, and those paid based on 2017 record dates reflect a 365-day year.

For the year ended December 31, 2017, the Company paid stock distributions of 17,116.13 shares of Class A common stock, 4,826.25 shares of Class T common stock, and 437.38 shares of Class T-3 common stock to stockholders of Class A common stock, Class T common stock and Class T-3 common stock, respectively, all of which will be treated as non-taxable distributions to the recipient stockholder.

Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date: January 25, 2018	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title	Vice President, Treasurer and Chief Accounting Officer